Prospectus supplement dated March 18, 2022
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure change is made to the prospectus:
This prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about May 2, 2022, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Allspring Enterprise Fund – Class A	Allspring Discovery Mid Cap Growth Fund – Class A
PROS-0657
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